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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 29, 1999 (except with respect to Note 14, as to which the date is August 23, 1999), included in Briggs & Stratton Corporation's Form 10-K for the fiscal year ended June 27, 1999.




                                                 /s/Arthur Andersen LLP
                                                 ----------------------

                                                 ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
August 2, 2000